SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 17, 2007

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

On August 14, 2007, Appalachian Power Company (the “Company”) entered into an Underwriting Agreement with ABN AMRO Incorporated, Barclays Capital Inc., and Calyon Securities (USA) Inc, as representatives of the underwriters named therein, relating to the offering and sale by the Company of $250,000,000 of its 5.65% Senior Notes, Series O, due 2012 and $250,000,000 of its 6.70% Senior Notes, Series P, due 2037 (collectively, the “Notes”).

Item 9.01.                                Financial Statements and Exhibits

(c)           Exhibits

1(a)
Underwriting Agreement, dated August 14, 2007, between the Company and ABN AMRO Incorporated, Barclays Capital Inc., and Calyon Securities (USA) Inc., as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Company Order and Officer’s Certificate, between the Company and The Bank of New York, as trustee, dated August 17, 2007, establishing the terms of the Notes.

4(b)                  Form of the Notes (included in Exhibit 4(a) hereto).

5(a)                  Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPALACHIAN POWER COMPANY

By: /s/ Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title: Assistant Secretary

August 17, 2007

EXHIBIT INDEX

Exhibit Number                                                                           Description

1(a)
Underwriting Agreement, dated August 14, 2007, between the Company and ABN AMRO Incorporated, Barclays Capital Inc., and Calyon Securities (USA) Inc, as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Company Order and Officer’s Certificate, between the Company and The Bank of New York, as trustee, dated August 17, 2007, establishing the terms of the Notes.

4(b)                                    Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.